Statement of Additional Information Supplement American Century Investment Trust
Supplement dated May 17, 2024 ■ Statement of Additional Information dated August 1, 2023

Jeffrey L. Houston, CFA, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for the funds effective June 30, 2024.
The entries for Jeffrey L. Houston on pages 49 and 51-52 are to be deleted.

©2024 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-98429 2405